                                                                   EXHIBIT 10.30

                                                                 (Medical Space)


                                LEASE AGREEMENT

          THIS LEASE AGREEMENT ("Lease") is made and entered into this 16th day of September, 1996, by and between Landlord and Tenant.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          1.   CERTAIN DEFINITIONS.  For purposes of this Lease, the following
               -------------------
terms shall have the meanings hereinafter ascribed thereto:

          (a)  LANDLORD:  PAVILION PARTNERS, L.P.
               --------

          (b)  LANDLORD'S ADDRESS:           LANDLORD'S ADDRESS FOR PAYMENTS:
               ------------------            -------------------------------

               1100 Lake Hearn Drive              1100 Lake Hearn Drive
               Atlanta, GA  30342                 Atlanata, GA  30342

          (c)  TENANT:  QUALITY DIAGNOSTIC CARDIOLOGY SERVICES, INC.
               ------

          (d)  TENANT'S ADDRESS:
               ----------------

               1100 LAKE HEARN DRIVE
               ATLANTA, GA  30326

          (e)  BUILDING ADDRESS:
               ----------------

               1100 Lake Hearn Drive
               Atlanta, Georgia  30342

          (f)  SUITE NUMBER:  370
               ------------

          (g)  RENTABLE FLOOR AREA OF THE DEMISED PREMISES:  Approximately 2,093
               -------------------------------------------
               rentable square feet (representing 1,842 usable square feet which shall be subject to adjustment in accordance with the Tenant Improvement Agreement attached hereto as EXHIBIT "D").
                                                        -----------

          (h)  RENTABLE FLOOR AREA OF THE BUILDING (1100 AND 1150):  237,715
               ---------------------------------------------------
               rentable square feet.

          (i)  TENANT'S PERCENTAGE SHARE: The proportion that the Rentable Floor
               -------------------------
               Area of the Demised Premises bears to ninety-five percent (95%) of the Rentable Floor Area of the Buildings or the average percentage of the Rentable Floor Area of the Buildings actually leased in the Project if such average is greater than ninety-five percent (95%) of the Rentable Floor Area of the Buildings. The average percentage of the Rentable Area of the Buildings actually leased shall be determined by adding together the total leased space on the last day of each month during the calendar year in question and dividing such sum by twelve (12).

          (j)  LEASE TERM.  Commencing on the Commencement Date and terminating
               ----------
               on March 31, 2001.

          (k)  BASE RENTAL:  $18.36 per square foot of Rentable Floor Area of
               -----------
               Demised Premises per year.

          (l)  COMMENCEMENT DATE: The earlier of (x) November 1, 1996, (y) the
               -----------------
               date upon which Tenant takes possession and occupies the Demised Premises or (z) the date upon which the Demised Premises are ready for occupancy and delivered to Tenant, subject to adjustment pursuant to the Tenant Improvement Agreement attached hereto as EXHIBIT "D".
                         -----------

          (m)  RENTAL COMMENCEMENT DATE: The Commencement Date, provided that if
               ------------------------
               the Demised Premises are not ready for occupancy by the date set forth in Article 1(l)(x) above, due to delays not caused by Tenant or its employees, agents or contractors, the Rental Commencement Date shall be postponed one (1) day for each day of such delay.

          (n)  TENANT IMPROVEMENT ALLOWANCE: See Special Stipulation #1, Exhibit
               ----------------------------
               G, page G-1.

          (o)  RENTAL DEPOSIT:       3,202.29  $
               ---------------

          (p)  BROKER(S):            Williams-Adair Realty Corporation
               ---------             representing Tenant and
                                     Meadows & Ohly, Inc. representing Landlord

          (q)  INCREASE MULTIPLIER:  The term "Increase Multiplier" shall mean a
               -------------------
               fraction:

               THE NUMERATOR: The Consumer Price Index, as herein defined,
               -------------
               published for the month which is three (3) months prior to the month in which the Increase Multiplier is being calculated.

               THE DENOMINATOR: The Consumer Price Index published for the month
               ---------------
               which is fifteen (15) months prior to the month in which the Increase Multiplier is being calculated, provided however, in no event shall the Increase Multiplier be less than 1.00.

          (r)  CONSUMER PRICE INDEX: The revised Consumer Price Index, Atlanta,
               --------------------
               Georgia, All Items (1982-1984=100), issued by the U.S. Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index published by the U.S. Bureau of Labor Statistics is discontinued, another index recognized as authoritative shall in good faith be substituted by Landlord.

          2.  LEASE OF PREMISES:  Landlord, in consideration of the covenants
              -----------------
and agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, certain premises (the "Demised Premises") in the building known as 1100 Lake Hearn Drive (the "Building") located on that certain tract of land, more particularly described on EXHIBIT "A" attached
                                                      -----------
hereto and by this reference made a part hereof (the "Land"), which Demised Premises are outlined on the floor plan attached hereto as EXHIBIT "B" and by
                                                           -----------
this reference made a part hereof, with no easement for light, view or air included in the Demised Premises or being granted hereunder. The "Project" is comprised of the Building, the other building located on the Land, known as 1150 Lake Hearn Drive (the "Other Building"; the Building and the Other Building being hereinafter sometimes collectively called the "Buildings"), the Land, the Buildings' parking facilities, any walkways, covered walkways, tunnels or other means of access to the Building and the Buildings' parking facilities, all common areas, including any lobbies or plazas, and any other improvements or landscaping now or hereafter located on the Land. No rights to any parking spaces are granted under this Lease; however, Tenant and Tenant's employees, invitees and licensees shall be entitled to use, on a non-exclusive basis in common with other tenants of the Building or adjacent buildings, the surface parking facilities located from time to time adjacent to the Building and owned by Landlord. Such use of the parking facilities shall be subject to any and all rules and regulations established by Landlord with respect to the parking facilities. Landlord, at Landlord's sole discretion and upon completion of a parking deck, with ninety (90) days prior written notice, may charge parking fees for deck parking at rates commensurate with those charged by comparable office buildings with parking decks in the area, and Tenant and Tenant's invitees and licensees shall be required to pay such fees, provided that surface parking shall remain free of charge for Tenants, and invitees and licensees of Tenant. Anything to the contrary in this Lease notwithstanding, Landlord reserves the right and privilege to, from time to time, alter, increase and reduce the location, structure and layout of the Project, including, but not limited to, the parking areas and other common areas.

     3.   TERM.  The term of this Lease (the "Lease Term") shall commence on
          ----
the Commencement Date, and, unless sooner terminated as provided in this Lease, shall end on the expiration of the period designated in Article 1(j) above. Promptly after the Commencement Date, Landlord shall send to Tenant a Tenant Acceptance Agreement in the form of EXHIBIT "C" attached
                                                       ----------
hereto and by this reference made a part hereof, specifying the Commencement Date, the Rental Commencement Date, the date of expiration of the Lease Term in accordance with Article 1(j) above and certain other matters as therein set forth.

     4.   POSSESSION.  The obligations of Landlord and Tenant with respect
          ----------
to the initial leasehold improvements to the Demised Premises are set forth in the Tenant Improvement Agreement attached hereto as EXHIBIT "D" and by this
                                                    -----------
reference made a part hereof. Tenant agrees to comply with all of the terms and provisions of the Tenant Improvement Agreement. If, for any reason whatsoever, the Demised Premises are not substantially completed by the Commencement Date, or if Landlord, for any reason whatsoever, cannot deliver possession of the Demised Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any resulting loss or damages. No delay in delivery of possession shall operate to relieve Tenant of Tenant's obligations to Landlord, except where such delay results in an adjustment of the Commencement Date and the Rental Commencement Date pursuant to the Tenant Improvement Agreement. Landlord shall be deemed to have delivered possession of the Demised Premises for Tenant's occupancy on the date upon which Landlord has notified Tenant that the "Work", as that term is defined in the Tenant Improvement Agreement, is substantially complete, subject only to completion of items customarily classified as "punchlist items" in the construction industry and delays or incomplete items caused by Tenant (such date hereinafter referred to as the "Occupancy Date"). Within ten (10) days after the Occupancy Date, Tenant shall execute and deliver to Landlord a Tenant Acceptance Agreement in the form attached hereto as EXHIBIT "C". Tenant may
                                                    -----------
state in such Tenant Acceptance Agreement any defects in the Demised Premises remaining to be repaired or completed by Landlord ("Punchlist Items"), provided, however, that acceptance by Landlord of the Tenant Acceptance Agreement with a statement of Punchlist Items shall not constitute the agreement of Landlord to repair or complete any Punchlist Items not included in the "Working Drawings," as that term is defined in the Tenant Improvement Agreement. Upon the earlier of delivery of the Tenant Acceptance Agreement by Tenant or occupancy of the Demised Premises by Tenant, Tenant shall be deemed to have waived objection to any defects not enumerated in a Tenant Acceptance Agreement, except for latent defects not discoverable by reasonable diligence of Tenant and of which Tenant gives Landlord written notice within one (1) year after the Occupancy Date. Tenant shall be deemed to have waived objection to any defects of any nature if a Tenant Acceptance Agreement is not executed and delivered within ten (10) days after the Occupancy Date.

     5.   BASE RENTAL.
          -----------

     (a) Tenant covenants and agrees to pay to Landlord during the Lease Term the amounts specified in Article 1(k) (as adjusted from time to time, the "Base Rental") as base rent for the Premises. The Base Rental shall be paid in equal monthly installments in advance, without demand, deduction or set off, on the first (1st) day of each and every calendar month during the Lease Term. A prorated monthly installment shall be paid in advance on the Rental Commencement Date for any fraction of a month if the Rental Commencement Date occurs on any day other than the first day of any month and on the first day of the final month of the Lease Term for any fraction of a month if the Lease Term shall expire or terminate on any day other than the last day of any month.

     (b) The Base Rental for the first year of the Lease Term is set forth in Article 1(k) above. On each anniversary of the Commencement Date, the Base Rental shall be increased to an amount equal to the product of: (i) the amount of Base Rental for the previous calendar year (or portion thereof adjusted to reflect an annual rental) multiplied by (ii) the Increase Multiplier.

     (c)  Tenant covenants and agrees to pay to Landlord during the Lease
Term such sums as are referred to herein as "Additional Rental" when due, without demand, deduction or set off. As used herein, the term "Rent" shall mean Base Rental, Additional Rental, and any other amounts due from Tenant hereunder. Any sums payable to Landlord by Tenant hereunder shall be deemed Additional Rental, and Landlord shall have all of the remedies upon default as it does for failure to pay Base Rental.

     6.   RENTAL DEPOSIT.  Landlord acknowledges that it has received from
          --------------
Tenant the amount specified in Article 1(o) above (the "Rental Deposit"), which sum shall be retained by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease. Landlord shall have no obligation to segregate such Rental Deposit from any other funds of Landlord. The Rental Deposit shall be returned to Tenant within thirty (30) days after the expiration of the Lease Term, if Tenant has fully performed its obligations hereunder. Landlord shall have the right to apply any part of said Rental Deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full Rental Deposit on hand at all times during the Lease Term. If there is a sale or lease of the Building subject to this Lease, Landlord shall transfer the Rental Deposit to the vendee or lessee, and Landlord shall be released from all liability for the return of such Rental Deposit. Tenant shall look solely to the successor Landlord for the return of said Rental Deposit. This provision shall apply to every transfer or assignment made of the Rental Deposit to a successor Landlord. The Rental Deposit shall not be assigned or encumbered by Tenant without the prior consent of Landlord and any such unapproved assignment or encumbrance shall be void.

     7.   ADDITIONAL RENTAL. Tenant shall pay, as Additional Rental, Tenant's
          -----------------
Percentage Share of the amount, if any, by which Operating Expenses (as hereinafter defined) for any calendar year exceed $1,545,147.50 ($6.50/rentable square foot of the Buildings). The Additional Rental payable pursuant to this paragraph shall be determined, and paid in accordance with the following procedures:

          (i) During each December of the Lease Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of Additional Rental payable under this Article 7 for the ensuing calendar year.
On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amounts together with the Base Rental, provided that if such notice is not given in December, Tenant shall continue to pay such Additional Rental during the ensuing calendar year on the basis of the amounts payable during the calendar year just ended, until the month after such notice is given.

          (ii) As soon as practicable after the close of each calendar year during the Lease Term, Landlord shall deliver to Tenant a statement of the adjustments to be made for the calendar year just ended. Such statement shall be final and binding upon Landlord and Tenant absent manifest error. If on the basis of such statement Tenant's Percentage Share of the actual increase in Operating Expenses for such calendar year is an amount that is less than the estimated payments actually made by Tenant for such calendar year, Landlord shall credit such excess to the next payments of Additional Rental coming due. If on the basis of such statement Tenant's Percentage Share of the actual increase in Operating Expenses for such calendar year is an amount greater that the estimated payments actually made by Tenant, Tenant shall pay as Additional Rental the deficiency to Landlord within thirty (30) days after delivery of the statement.

          (iii) If this Lease shall commence, expire or terminate on a day other than the last day of a calendar year, the amount of Additional Rental payable during the first or final calendar year of the Lease Term, as the case may be, shall be prorated based on the actual number of days of the Lease Term during such calendar year. The expiration or termination of this Lease shall not affect the obligations of Landlord and Tenant to be performed after such expiration or termination, pursuant to this Article 7.

     8.   OPERATING EXPENSES.  For purposes of this Lease, "Operating Expenses"
          ------------------
shall mean all costs and expenses of the ownership operation, maintenance, repair, ad valorem taxes, management, and security of the Project of every kind and nature (including, without limitation, all amounts, including interest thereon if such amounts are borrowed, spent by Landlord to reduce Operating Expenses, comply with government regulations, promote safety or maintain the status of the Project, calculated on an accrual basis. Operating Expenses shall specifically include an annual replacement reserve ("Annual Replacement Reserve"). For the calendar year 1995, the Annual Replacement Reserve shall be $142,629.00 ($.60/rentable square foot of the Buildings). Each calendar year thereafter the Annual Replacement Reserve shall be increased by the Increase Multiplier. Operating Expenses shall not include (i) depreciation on the Buildings and personal property, (ii) Tenant Costs (as defined in the Tenant Improvement Agreement), (iii) payments by Landlord of interest and principal on any mortgage secured by the Project or any portion thereof, (iv) the cost of special services rendered to a particular tenant of the Buildings, which are paid or reimbursed by such tenant, and (v) leasing commissions. If the average occupancy level was less than ninety five percent (95%) of the total Rentable Floor Area of the Buildings during a calendar year, the Operating Expenses for that calendar year shall be adjusted to an amount equal to Landlord's computation of Operating Expenses had ninety-five percent (95%) of the total Rentable Floor Area of the Buildings been occupied, and the amount so computed shall be deemed to be "Operating Expenses" for the purpose of computing Additional Rental.

     9.   SERVICES BY LANDLORD.  Landlord agrees to provide to Tenant the
          --------------------
following services:

     (a) General cleaning and janitorial service required as a result of normal, prudent use of the Demised Premises and only on Mondays through Fridays, inclusive, with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and such other holidays which are observed locally by national banks (herein collectively called the "Holidays") excepted.

     (b) Heating and air-conditioning service daily on Monday through Fridays, inclusive, with Holidays excepted, from 8:00 A.M. to 6:00 P.M. and on Saturdays, if not a Holiday, from 8:00 A.M. to 1:00 P.M. Landlord reserves the right to prohibit the use of machines and equipment that generate excessive heat in their operation. Should Tenant desire either heating or air-conditioning at times when such services are not furnished by Landlord under the terms of this Lease, Landlord will furnish such services as requested by Tenant upon not less than 24 hours notice from Tenant, at Tenant's expense and at such hourly charge as is from time to time determined by Landlord. Payments for such additional services shall be deemed Additional Rental due from Tenant and shall be due and payable on demand;

     (c) Elevator service daily on Mondays through Fridays, inclusive, with Holidays excepted, and 8:00 A.M. to 6:00 P.M. and on Saturdays, if not a Holiday, from 8:00 A.M. to 1:00 P.M. At least one elevator shall be operative at all other hours; and

     (d) Electric current for lighting and reasonable facilities for furnishing usual and normal electric power for medical office space. Tenant shall not, without Landlord's prior written consent, use any equipment, including, diagnostic equipment, X-ray machines, or any other machines which use electric current in excess of 110 volts, which will increase the amount of electricity ordinarily furnished for the use of the Premises as medical office space or which requires clean circuits or other special distribution circuits.
Landlord's consent for Tenant's use of such equipment shall be conditioned upon Tenant and Landlord agreeing upon the amount Tenant shall pay each month for increased electrical consumption.

     (e) Water shall be provided to the Demised Premises in an amount sufficient for private toilets and for hand washing. The cost of any water used in excess of such amount shall be reimbursed to Landlord on demand as Additional Rental, with the amount and cost of such excess determined by Landlord in its reasonable discretion.

     (f) Landlord reserves the right to install separate metering devices, at Tenant's expense, and to charge Tenant for the cost of all excess or after-hours use of services.

     10.  TENANT TAXES.  Tenant shall pay promptly when due all taxes directly
          ------------
or indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Project. In the event that such taxes are imposed or assessed against Landlord or the Project, Landlord shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions and Tenant shall forthwith pay the same either directly to the taxing authority or, at Landlord's option, to Landlord.

     11.  PAYMENTS.  All payments of Rent and other payments to be made to
          --------
Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord's Address for payments designated in Article 1(b) above or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment. Tenant agrees to pay to Landlord Fifty Dollars ($50.00) for each check presented to Landlord in payment of any obligation of Tenant which is not paid by the bank on which it is drawn, together with interest from and after the due date for such payment at the rate of eighteen percent (18%) per annum on the amount due.

     12.  LATE CHARGES.  Any Rent or other amounts payable to Landlord under
          ------------
this Lease, if not paid by the fifth day of the month for which such Rent is due, or by the due date specified on any invoices from Landlord for any other amounts payable hereunder, shall incur a late charge of Fifty Dollars ($50.00) for Landlord's administrative expense in processing such delinquent payment and in addition thereto shall bear interest at the rate of eighteen percent (18%) per annum from and after the due date for such payment. Notwithstanding anything to the contrary contained in this Lease, in no event shall the rate of interest payable on any amount due under this Lease exceed the legal limits for such interest enforceable under applicable law.

     13.  USE RULES.
          ---------

     (a) The Demised Premises shall be used for executive, general administrative and office space purposes and no other purposes and in accordance with all applicable laws, ordinances, rules and regulations of governmental authorities and the Rules and Regulations attached hereto as EXHIBIT "E" and the
                                                             ----------
Building Moving Policy attached hereto as EXHIBIT "F" and made a part hereof.
                                          -----------
Tenant covenants and agrees that it will, at its expense, comply with all laws, ordinances, orders, directions, requirements, rules and regulations of all governmental authorities (including Federal, State, county and municipal authorities), now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Demised Premises (including, without limitation, the Americans With Disabilities Act ["ADA"]) or any unique aspect of Tenant's use, occupancy or alteration thereof, and of all insurance bodies applicable to the Demised Premises or to the Tenant's use, occupancy or alteration thereof. Tenant covenants and agrees to abide by the Rules and Regulations and the Building Moving Policy in all respects as now set forth and attached hereto or as hereafter promulgated by Landlord. Landlord shall have the right at all times during the Lease Term to publish and promulgate and thereafter enforce such rules and regulations or changes in the existing Rules and Regulations as it may reasonably deem necessary in its sole discretion to protect the tenantability, safety, operation, and welfare of the Demised Premises and the Project.

     (b) No rights to any parking spaces are granted under this Lease; however, Tenant and Tenant's employees, invitees and licensees shall be entitled to use, on a non-exclusive basis in common with other tenants of the Building or adjacent buildings, the parking facilities located from time to time adjacent to the Building and owned by Landlord. Such use of the parking facilities shall be subject to any and all rules and regulations established by Landlord with respect to the parking facilities. Landlord, at Landlord's sole discretion and upon completion of a parking deck, with ninety (90) days prior written notice, may charge parking fees for deck parking at rates commensurate with those charged by comparable medical office buildings with parking decks in the area, provided that surface parking shall remain free of charge for Tenant and Tenant's invitees and licensees.

     14.  ALTERATIONS.  Except for any initial improvement of the Demised
          -----------
Premises pursuant to Exhibit "D", which shall be governed by the provisions of
                     -----------
said Exhibit "D", Tenant shall not make, suffer or permit to be made any
     -----------
alterations, additions or improvements to or of the Demised Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written consent. Any such alterations, additions or improvements to the Demised Premises consented to by Landlord shall be made by Landlord or under Landlord's supervision for Tenant's account and Tenant shall reimburse Landlord for all costs thereof (including a reasonable charge for Landlord's overhead), as Rent, within ten (10) days after receipt of a statement. All such alterations, additions and improvements, shall become Landlord's property at the expiration or earlier termination of the Lease Term and shall remain on the Demised Premises without compensation to Tenant unless Landlord elects by notice to Tenant to have Tenant remove such alterations, additions and improvements, in which event, notwithstanding any contrary provisions respecting such alterations, additions and improvements contained in Article 32 hereof, Tenant shall promptly restore, at its sole cost and expense, the Demised Premises to its condition prior to the installation of such alterations, additions and improvements, normal wear and tear excepted.

     15.  REPAIRS.
          -------

     (a) Landlord shall maintain in good order and repair, subject to normal wear and tear and subject to casualty and condemnation, the Building (excluding the Demised Premises and other portions of the Building leased to other tenants), the Building parking facilities, the public areas and the landscaped areas. Notwithstanding the foregoing obligation, the cost of any repairs or maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant or its agents, contractors, employees, invitees, licensees, tenants or assigns, shall be borne solely by Tenant and shall be deemed Rent hereunder and shall be reimbursed by Tenant to Landlord upon demand. Landlord shall not be required to make any repairs or improvements to the Demised Premises except structural repairs necessary for safety and tenantability, the necessity for which (i) Landlord is notified in writing by Tenant, and (ii) is not brought about by any act or neglect of Tenant, its agents, employees or contractors, licensees, or invitees.

     (b) Tenant covenants and agrees that it will take good care of the Demised Premises and all alterations, additions and improvements thereto and will keep and maintain the same in good condition and repair, except for normal wear and tear. Tenant shall at once report, in writing, to Landlord any defective or dangerous condition known to Tenant. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Landlord shall not be liable to Tenant for damage to person or property caused by any latent defects in the Building or the Demised Premises, defects in the cooling, heating, electric, water, elevator or other apparatus or systems or by water discharged from sprinkler systems, if any, in the Building or the Demised Premises, nor for the theft, mysterious disappearance, or loss of the Building. To the fullest extent permitted by law, Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Demised Premises as may be provided by any law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof, except as specifically and expressly herein set forth.

     (c) Tenant shall at its own cost and expense keep and maintain the Demised Premises and all parts thereof in good repair and tenantable condition and indemnify Landlord against any loss, damage, or expense arising by reason of any failure of Tenant so to keep the Demised Premises in good repair and tenantable condition or due to any act or neglect of Tenant, its agents, employees, contractors, invitees, or licensees. If Tenant fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Landlord, in its sole discretion, any such maintenance or repair may be performed or caused to be performed by Landlord and the cost and expense thereof shall be charged to Tenant, and Tenant shall pay the amount thereof to Landlord on demand as Additional Rental. Tenant shall not install X-ray machines or other equipment which emits radiation in the Demised Premises without Landlord's approval, which approval shall not be unreasonably withheld. Landlord's withholding of consent shall not be unreasonable if, by way of illustration and not limitation, adequate protection for the safety of people is not installed in connection with such equipment. Tenant hereby accepts the risks of and all responsibility for any injury or damage which may result from the operation or failure of operation of any such X-ray equipment or other equipment which emits radiation. All equipment owned or operated by Tenant must be installed and protected in a manner satisfactory to Landlord and in compliance with all governmental regulations. Tenant will be obligated to obtain and maintain at its expense any permits, licenses or approvals required in connection with its use of the Demised Premises or in connection with any equipment of Tenant in the Demised Premises.

     All repairs, replacements and clearing of stoppages from plumbing fixtures within the Demised Premises, as well as repair or replacement of special or non-standard electrical fixtures, lights and light bulbs within the

Demised Premises (other than standard 2x4 lights), and the furnishing of toilet paper and paper towels to toilets and sinks located within the Demised Premises shall be at Tenant's expense.

     (d) Tenant agrees to conform to Landlord's signage program for the Building; however, all costs and expenses for any sign, sign installation, removal and repair shall be paid by Tenant. Tenant shall obtain the written approval of Landlord prior to placing and maintaining, or causing or permitting to be placed and maintained, any sign, advertising matter or other thing of any kind, on the exterior of the Demised Premises, or any decorating, lettering or advertising matter on any exterior door to the Demised Premises. Tenant shall not affix or attach anything to windows in the Demised Premises.

     16.  LANDLORD'S RIGHT TO ENTRY.  Landlord shall retain duplicate keys to
          -------------------------
all doors of the Demised Premises, and Landlord and its agents, employees and independent contractors shall have the right to enter the Demised Premises at reasonable hours to inspect and examine same, to make repairs, additions, alterations and improvements, to exhibit the Demised Premises to mortgagees, prospective mortgagees, purchasers or tenants, and to inspect the Demised Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder, all without being liable to Tenant in any manner whatsoever for any damages arising therefrom; provided, however, that Landlord shall, except in case of emergency, afford Tenant such prior notification of an entry into the Demised Premises as shall be reasonably practicable under the circumstances. Landlord shall be allowed to take into and through the Demised Premises any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on, in or about the Demised Premises, the Rent provided herein shall not abate, and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Demised Premises.

     17.  INSURANCE.  Tenant shall procure at its expense and maintain
          ---------
throughout the Lease Term a policy or policies of commercial property insurance, issued on an "all risks" basis insuring the full replacement cost of its furniture, equipment, supplies and other property owned, leased, held or possessed by it and contained in the Demised Premises, together with the excess value of the improvements to the Demised Premises over the Tenant Improvement Allowance (with a replacement cost endorsement sufficient to prevent Tenant from becoming a co-insurer), and workmen's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Lease Term a policy or policies of commercial general liability insurance, written on an occurrence basis and insuring Tenant, Landlord and any other person designated by Landlord, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Demised Premises, or arising out of the condition, use or occupancy of the Demised Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors, employees, guests or licensees in the Demised Premises, or other portions of the Building or the Project, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000.00) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. Tenant shall also carry such other types of insurance in form and amount which Landlord shall reasonably deem to be prudent for Tenant to carry. All insurance policies procured and maintained by Tenant pursuant to this Article 17 shall name Landlord and any additional parties designated by Landlord as additional insured, shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be non-cancelable and not subject to material change except after twenty (20) days' written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto, accompanies by proof of payment of the premium therefor, shall be delivered to Landlord prior to the Rental Commencement Date, and renewals of such policies shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

     18.  WAIVER OF SUBROGATION.  Landlord and Tenant shall each have included
          ---------------------
in all policies of commercial property insurance, and business interruption and other property insurance respectively obtained by them covering the Demised Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and releases the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectable insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

     19.  DEFAULT.
          -------

     (a) The following events shall be deemed to have events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Rent or any other chare or assessment against Tenant pursuant to the terms hereof within five (5) days after the due date thereof; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within forty-five (45) days after notice thereof to Tenant; (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting, or fail timely to contest the material allegations of a petition filed against it in any such proceeding; (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within fifteen (15) days after the commencement thereof; (v) a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease;
(vi) Tenant shall abandon or vacate all or any portion of the Demised Premises or fail to take possession thereof as provided in this Lease; (vii) Tenant shall do or permit to be done anything which crates a lien upon the Demised Premises or the Project and such lien is not removed or discharged within fifteen (15) days after the filing thereof; (viii) Tenant shall fail to return a properly executed instrument to Landlord in accordance with the provisions of Article 27 hereof within the time period provided for such return following Landlord's request for same as provided in Article 27; or (ix) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Article 28 hereof within the time period provided for such return following Landlord's request for same as provided in Article 28.

     (b) Upon the occurrence of any of the aforesaid events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord and if Tenant fails to do so, Landlord my without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor; Tenant hereby agreeing to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise; (ii) terminate Tenant's right of possession (but not this Lease) and enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, by entry (including the use of force, if necessary), dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alteration, redecorations and repairs as, in Landlord's judgment, may be necessary to relet the Demised Premises, and Landlord may, but shall be under no obligation to do so, relet the Demised Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms as Landlord may deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor, Tenant hereby agreeing to pay to Landlord the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Lease Term hereof obtained by Landlord re-letting, and Tenant shall be liable for Landlord's expenses in redecorating and restoring the Demised Premises and all costs incident to such re-letting, including broker's commissions and lease assumptions, and in no event shall Tenant be entitled to any rentals received by Landlord in excess of the amounts due by Tenant hereunder; or (iii) enter upon the Demised Premises by force, if necessary, without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise. If this Lease is terminated by Landlord as a result of the occurrence of an event of default, Landlord may declare the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease Term (including, but not limited to, increases in Rent pursuant to Article 7 hereof), discounted to present value by using a discount factor of eight percent (8%) per annum, to be due and payable immediately. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein; provided, however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Upon making the entire such payment, Tenant shall receive from Landlord all rents received by Landlord from other tenants renting the Demised Premises or any portion thereof during the Lease Term (with appropriate allocations of such rents in the event such other tenants lease space in addition to the Demised Premises), provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence, less all of Landlord's costs and expenses (including, without limitation, Landlord's expenses in redecorating and restoring the Demised Premises and all costs incident to such reletting, including broker's commissions and lease assumptions) incurred in connection with or in any way related to the reletting of the Demised Premises.

     (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Demised Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Demised Premises by Landlord as above provided, allowance shall be made for the expense of repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including without limitation, the fees of Landlord's attorneys as provided in Article 25 hereof.

     20.  WAVIER OF BREACH. No waiver of any breach of the covenants,
          ----------------
warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach occurred.

     21.  ASSIGNMENT AND SUBLETTING.  Tenant shall not, without prior written
          -------------------------
consent of Landlord, assign this Lease or any interest herein or in the Demised Premises, or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises by any party other than Tenant. Consent to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operation of law, or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises or any part thereof by any party if such proposed assignment, subletting or use would contravene any restrictive covenant (including any exclusive use) granted to any other tenant of the Building or would contravene the provision of Article 13 of this Lease. Subleasees, assignees or transferees of the Demised Premises for the balance of the Lease Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant or any guarantor of Tenant's obligations hereunder) of any liability therefor, and Tenant shall remain obligated, as a principal and not as surety, for all liability to Landlord arising under this Lease during the entire remaining Lease Term including any extensions thereof, whether or not authorized herein. If Tenant is a partnership or limited liability company, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners or members owning a controlling interest in the Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest in the capital stock of Tenant, whether in a single transaction or in a series of transactions, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. Landlord may, as a prior condition to considering any request for consent to an assignment or sublease, require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee and such other financial documentation relative to the proposed subtenant or assignee as Landlord may reasonably require. In the event Landlord consents to an assignment or sublease, Tenant shall pay to the Landlord a fee to cover Landlord's accounting costs plus any legal fees incurred by Landlord as a result of the assignment or sublease. The consent of Landlord to any proposed assignment or sublease may be withheld by Landlord in its sole and absolute discretion. Landlord may require an additional security deposit from the assignee or subtenant as a condition of its consent. Any consideration, in excess of the Rent and other charges and sums due and payable by Tenant under this Lease, paid to Tenant by any assignee of this Lease for its assignment, or by any sublessee under or in connection with its sublease, or otherwise paid to Tenant by another party for use and occupancy of the Demised Premises or any portion thereof, shall be promptly remitted by Tenant to Landlord as additional rent hereunder and Tenant shall have no right or claim thereto as against Landlord. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Lease Term of this Lease. No subletting of the Demised Premises, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease. Upon Landlord's receipt of a request by Tenant to assign this Lease or any interest herein or in the Demised Premises or to transfer or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises by any party other than Tenant, Landlord shall have the right, at Landlord's option, to exercise in writing any of the following options: (a) to terminate this Lease as to the portion of the Demised Premises proposed to be assigned or sublet; (b) to consent to the proposed assignment or sublease, subject to the other terms and conditions set forth in this Article 21; or (c) to refuse to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice providing otherwise.

     22.  DESTRUCTION.
          -----------

     (a) If the Demised Premises are damaged by fire or other casualty, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of Landlord, unless this Lease is terminated as provided in this
Article 22, and during the period required for restoration, a just and proportionate part of Base Rental shall be abated until the Demised Premises are repaired or rebuilt.

     (b) If (i) the Demised Premises or the Project are damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the commencement of repair of the casualty, or (ii) the Demised Premises or the Project are damaged or destroyed as a result of a risk which is not insured under the insurance policies required hereunder, or (iii) the Demised Premises are damaged or destroyed during the last twelve (12) months of the Lease Term, or (iv) if the Project is damaged in whole or in part (whether or not the Demised Premises are damaged) to such an extent that the Project cannot, in Landlord's judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to Tenant within sixty (60) days after the day of such occurrence. If the Demised Premises are damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the commencement of repair of the casualty or if the Demised Premises are substantially damaged during the last twelve (12) months of the Lease Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within fifteen (15) days after the date of such occurrence. Unless Landlord or Tenant elects to terminate this Lease as hereinabove provided, this Lease will remain in full force and effect and Landlord shall repair such damage at its expense to the extent required under subparagraph (c) below as expeditiously as possible under the circumstances.

     (c) If Landlord should elect or be obligated pursuant to subparagraph (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building and any other work or improvements which were originally performed or installed at Landlord's expense as described in Exhibit "D" hereto or with the proceeds of the Tenant
                -----------
Improvement Allowance. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord on account of such casualty, or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose.

     (d) In no event shall Landlord be liable for any loss or damage substained by Tenant by reason of casualties mentioned hereinabove or any other accidental casualty. In no event shall Landlord be required to rebuild, repair, or replace any tenant improvements or any personal property, equipment, or trade fixtures which belong to Tenant.

     (e) Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Demised Premises shall be for the sole benefit of the party carrying such insurance.

     (f) If any such casualty stated in this Article 22 occurs, Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage, or from any repair, modification, arranging, or rearranging of any portion of the Demised Premises or any part or all of the Building or for termination of this Lease as provided in this Article 22.

     (g) Anything in this Article 22 to the contrary notwithstanding, for purposes of this Article 22, Landlord shall not be obligated to commence any repair or restoration unless and until insurance proceeds are actually received by Landlord, and Landlord's restoration obligations shall be limited to the extent of the insurance proceeds actually received by Landlord therefor and which the holder of any mortgage or deed to secure debt encumbering any portion of the Building, or the ground lessor under any ground lease affecting any portion of the Building, permit Landlord to apply toward the restoration of the Building.

     23.  LANDLORD'S LIEN.  Landlord shall at all times have a valid first lien
          ---------------
upon all of the personal property of Tenant situated in the Demised Premises to secure payment of Rent and other sums and charges due hereunder from Tenant to Landlord and to secure the performance by Tenant of each and all of the covenants, warranties, agreements and conditions hereof. Said personal property shall not be removed from the Demised Premises without the consent of Landlord until all arrearage in Rent and other charges as well as any and all other sums of money due hereunder shall first have been paid and discharged and until this Lease and all of the covenants, conditions, agreements and provision hereof have been fully performed by Tenant. Tenant shall from time to time execute any financing statements and other instruments necessary to perfect the security interest granted herein. The lien herein granted may be foreclosed in the manner and form provided by law for the foreclosure of security instruments or chattel mortgages, or in any other manner provided by law. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the State of Georgia.

     24.  NOT USED.
          --------

     25.  ATTORNEY'S FEES AND HOMESTEAD.  If any Rent or other debt owing by
          -----------------------------
Tenant to Landlord hereunder is collected by or through an attorney-at-law, Tenant agrees to pay an additional amount equal to fifteen percent (15%) of such sum as attorneys' fees. If Landlord uses the services of any attorney in order to secure compliance with any other provisions of this Lease, to recover damages for any breach or default of any other provisions of this Lease, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord. Tenant waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease, and assigns to Landlord its homestead and exemptions to the extent necessary to secure payment and performance of its covenants and agreements hereunder.

     26.  TIME.  Time is of the essence of this Lease and whenever a certain day
          ----
is stated for payment or performance of any obligation of Tenant or Landlord, the same enters into and becomes a part of the consideration hereof.

     27.  SUBORDINATION AND ATTORNMENT.
          ----------------------------

     (a) Tenant agrees that this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any ground or underlying lease which may now or hereafter be in effect regarding the Project or any component thereof, to any mortgage now or hereafter encumbering the Demised Premises or the Project or any component thereof, to all advances made or hereafter to be made upon the security of such mortgage, to all amendments, modifications, renewals, consolidations, extensions and restatements of such mortgage, and to any replacements and substitutions for such mortgage. The terms of this provision shall be self-operative and no further instrument of subordination shall be required. Tenant, however, upon request of any party in interest, shall execute promptly such instrument or certificates as may be reasonably required to carry out the intent hereof, whether said requirement is that of Landlord or any other party in interest, including, without limitation, any mortgagee. Landlord is hereby irrevocably vested with full power and authority as attorney-in-fact for Tenant and in Tenant's name, place and stead, to subordinate Tenant's interest under this Lease to the lien or security title of any mortgage and to any future instrument amending, modifying, renewing, consolidating, extending, restating, replacing or substituting any such mortgage.

     (b) If any mortgagee or lessee under a ground or underlying lease elects to have this Lease superior to its mortgage or ground lease and signifies its election in the instrument creating its lien or lease or by separate recorded instrument, then this Lease shall be superior to such mortgage or lease, as the case may be. The term "mortgage", as used in this Lease, includes any deed to secure debt, deed of trust or security deed and any other instrument creating a lien in connection with any other method of financing or refinancing. The term "mortgagee", as used in this Lease, refers to the holder(s) of the indebtedness secured by a mortgage.

     (c) In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage covering the Demised Premises or the Project, or in the event the interests of Landlord under this Lease shall be transferred by reason of deed in lieu of foreclosure or other legal proceedings, or in the event of termination of any lease under which Landlord may hold title, Tenant shall, at the option of the transferee or purchase at foreclosure or under power of sale, or the lessor of the Landlord upon such lease termination, as the case may be (sometimes hereinafter call "such person"), attorn to such person and shall recognize and be bound and obligated hereunder to such person as the Landlord under this Lease; provided, however, that no such person shall be (i) bound by any payment of Rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease

(and then only if such prepayments have been deposited with and are under the control of such person); (ii) bound by any amendment or modification of this Lease made without the express written consent of the mortgagee or lessor of the Landlord, as the case may be; (iii) obligated to cure any defaults under this Lease of any prior landlord (including Landlord); (iv) liable for any act or omission of any prior landlord (including Landlord); (v) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or (vi) bound by any warranty or representation of any prior landlord (including Landlord) relating to work performed by any prior landlord (including Landlord) under this Lease. Tenant agrees to execute any attornment agreement not in conflict herewith requested by Landlord, the mortgagee or such person. Tenant's obligation to attorn to such person shall survive the exercise of any such power of sale, foreclosure or other proceeding. Tenant agrees that the institution of any suit, action or other proceeding by any mortgagee to realize on Landlord's interest in the Demised Premises or the Project, or any portion thereof pursuant to the powers granted to a mortgagee under its mortgage, shall not, by operation of law or otherwise, result in the cancellation or termination of the obligations of Tenant hereunder. Landlord and Tenant agree that notwithstanding that this Lease is expressly subject and subordinate to any mortgages, any mortgagee, its successors and assigns, or other holder of a mortgage or of a note secured thereby, may sell the Demised Premises or the Project, or any portion thereof in the manner provided in the mortgage and may, at the option of such mortgagee, its successors and assigns, or other holder of the mortgage or note secured thereby, make such sale of the Demised Premises or Project subject to this Lease.

     28.  ESTOPPEL CERTIFICATES.   Within ten (10) days after request therefor
          ---------------------
by Landlord, Tenant agrees to execute and deliver to Landlord in recordable form an estoppel certificate addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Demise Premises or the Project or any part thereof, certifying (if such be the case) that this Lease is unmodified and is in full force and effect (and if there have been modifications, that the same is in full force and effect as modified and stating said modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by tenant; and stating the date to which Rent and other charges have been paid. Such certificate shall also include such other information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed.

     29.  NO ESTATE.  This Lease shall create the relationship of landlord and
          ---------
tenant only between Landlord and Tenant and no estate shall pass out of Landlord. Tenant shall have only an usufruct, not subject to levy and sale and not assignable in whole or in part by Tenant except as herein provided.

     30.  CUMULATIVE RIGHTS.  All rights, power and privilege conferred
          -----------------
hereunder upon the parties hereto shall be cumulative to, but not restrictive of, or in lieu of those conferred by law.

     31.  HOLDING OVER.  If Tenant remains in possession after expiration or
          ------------
termination of the Lease Term with or without Landlord's written consent, Tenant shall become a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the monthly rental shall be double the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals or extensions. The inclusion of the preceding sentence in this Lease shall not be construed as Landlord's consent for Tenant to hold over.

     32.  SURRENDER OF PREMISES.  Upon the expiration or other termination of
          ---------------------
this Lease, Tenant shall quit and surrender to Landlord the Demised Premises and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, reasonable wear and tear only excepted. If Tenant is not then in default, Tenant shall removal all personalty and equipment not attached to the Demised Premises which it has placed upon the Demised Premises and which Tenant is entitled to remove in accordance with the provisions of this Lease, and Tenant shall restore the Demised Premises to the condition immediately preceding the time of placement thereof. If Tenant shall fail or refuse to remove all of Tenant's effects, personalty and equipment from the Demised Premises upon the expiration or termination of this Lease for any cause whatsoever or upon Tenant being dispossessed by process of law or otherwise, such effects, personalty and equipment shall be deemed conclusively to be abandoned and may be appropriated, sold, store, destroyed or otherwise disposed of by Landlord without written notice to Tenant or any other party and without obligation to account for them. Tenant shall pay Landlord on demand any and all expenses incurred by Landlord in the removal of such property, including, without limitation, the cost of repairing any damage to the Building or Project caused by the removal of such property and storage charges (if Landlord elects to store such property). The covenants and conditions of this Article 32 shall survive any expiration or termination of this Lease.

     33.  NOTICES.  All notices required or permitted to be given hereunder
          -------
shall be in writing and shall be deemed to have been fully given, whether actually received or not, when delivered in person, or deposited with an overnight commercial courier, or deposited, postage prepaid, in the United States Mail, certified, return receipt requested, and addressed to Landlord or Tenant at their respective address set forth hereinabove or at such other address as either party shall have theretofore given to the other by notice as herein provided. Tenant hereby designates and appoints as its agent to receive notice of all distraint proceedings and all other notices required under this Lease, the person in charge of the Demised Premises at the time said notice is given or occupying said Demised Premises at said time; and, if no person is in charge of or occupying the said Demised Premises, then such service or notice may be made by attaching the same, in lieu of mailing, on the main entrance to the Demised Premises.

     34.  DAMAGE OR THEFT OF PERSONAL PROPERTY.  All personal property brought
          ------------------------------------
into the Demised Premises by Tenant, or Tenant's employees, agents, or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Building or any other person. Landlord shall not at any time be liable for damage to any property in or upon the Demised Premises, which results from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever.

     35.  EMINENT DOMAIN.
          --------------

     (a) If all or part of the Demised Premises shall be taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, Landlord shall have the right to terminate this Lease as to the balance of the Demised Premises by written notice to Tenant if, in Landlord's judgment, the taking would prevent or materially impair the use of the Project or the Demised Premises or if an adequate award is not made available to Landlord for restoration. If title to so much of the Project is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the Building being a practical improvement and reasonably suitable for use for the purpose for which it is designed, then this Lease shall terminate on the date that the condemning authority actually takes possession of the part so condemned or purchased.

     (b) If this Lease is terminated under the provisions of this Article 35, Rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of any leasehold estate or for the value of the unexpired Lease Term provided that the foregoing shall not preclude any claim that Tenant may have against the condemning authority for the unamortized cost of leasehold improvements, to the extent the same were installed at Tenant's expense (and not with the proceeds of the Tenant Improvement Allowance), or for loss of business, moving expenses or other consequential damages, in accordance with subparagraph
(d) below.

     (c) If there is a partial taking of the Project and this Lease is not thereupon terminated under the provisions of this Article 35, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair or reconstruct the remaining portion of the Building to the extent necessary to make the same a complete architectural unit; provided, that in complying with its obligations hereunder, Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord, to the extent the holder of any mortgage or ground lessor under any ground lease permits such award to be applied to restoration. Upon any such partial taking, Landlord shall have the right to reduce the rent-stop figure described in
Article 7 hereof by an amount equal to the product of (x) the amount of tax savings arising from such partial taking, as determined by Landlord in its sole but reasonable discretion, divided by the number of square feet of Rentable Floor Area of the Building, multiplied by (y) the number of square feet of Rentable Floor Area of the Demised Premises.

     (d) All compensation awarded or paid to Landlord upon a total or partial taking of the Demised Premises or the Project shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, for damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant, and for the unamortized cost of leasehold improvements to the extent the same were installed at Tenant's expense (and not with the proceeds of the Tenant Improvement Allowance); provided, however, that no such claim shall diminish or adversely affect Landlord's award.

     (e) Notwithstanding anything to the contrary contained in this Article 35, if, during the Lease Term, the use or occupancy of any part of the Project or the Demised Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Lease Term. In the event of any such temporary appropriation or taking, tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Demised Premises during the Lease Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Demised Premises after the end of the Lease Term.

     36.  PARTIES.  The term "Landlord", as used in this Lease, shall include
          -------
Landlord and its successors and assigns. It is hereby covenanted and agreed by Tenant that should Landlord's interest in the Demised Premises cease to exist for any reason during the Lease Term, then notwithstanding the happening of such event, this Lease nevertheless shall remain in full force and effect, and Tenant hereby agrees to attorn to the then owner of the Demised Premises. The term "Tenant" shall include Tenant and its heirs, legal representatives and successors, and shall also include Tenant's assignees and sublessees, if this Lease shall be validly assigned or the Demised Premises sublet for the balance of the Lease Term or any renewals or extensions thereof. In addition, Landlord and Tenant covenant and agree that Landlord's right to transfer or assign Landlord's interest in and to the Demised Premises, or any part or parts thereof, shall be unrestricted, and that in the event of any such transfer or assignment by Landlord which includes the Demised Premises, Landlord's obligations to Tenant hereunder shall cease and terminate, and Tenant shall look only and solely to Landlord's assignee or transferee for performance thereof.

     37.  LIABILITY OF TENANT.  Tenant hereby indemnifies Landlord from and
          -------------------
agrees to hold Landlord harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorneys' fees, imposed on Landlord by any person whomsoever, caused in whole or in part by any act or omission of Tenant, or any of its employees, contractors, servants, agents, subtenants, assignees, representatives or invitees, or otherwise occurring in connection with any default of Tenant hereunder. The provisions of this Article 37 shall survive any termination of this Lease.

     38.  RELOCATION OF THE PREMISES.  Landlord reserves the right at any time
          --------------------------
or from time to time, at its option and upon giving not less than thirty (30) days' prior written notice to Tenant, to transfer and remove Tenant from the Demised Premises herein specified to any other available rooms and offices in the Project (or other building in the development of which the Building is a part). Landlord shall bear the expense of said removal together with the reasonable expense of replacement business cards and stationery and the expense of any necessary renovation or alterations to said substituted space, as calculated by Landlord. If Landlord exercises such option, then the substituted space shall for all purposes hereof be deemed to be and to constitute the Demised Premises under this Lease and all terms, conditions, covenants, warranties, agreements and provisions of this Lease including but not limited to the same Base Rental Rate per square foot of Rentable Floor Area shall continue in full force and effect and shall apply to the substituted space. Tenant agrees to vacate the Demised Premises herein specified and relocate to said substituted space promptly after the substituted space is ready for Tenant's occupancy as provided herein, and Tenant's failure to do so shall constitute an event of default by Tenant under this Lease. If Tenant has not relocated its premises within sixty (60) days after Landlord first notifies Tenant of Landlord's desire to relocate Tenant, Landlord shall have the right to terminate this Lease by giving notice of such termination to Tenant. Such termination shall be effective upon any date selected by Landlord in the Termination Notice which is at least ten (10) days after the Termination Notice is given by Landlord to Tenant. Tenant hereby further covenants and agrees to promptly execute and deliver to Landlord any lease amendment and other such document appropriate to reflect the changes in the Lease described or contemplated above.

     39.  FORCE MAJEURE.  In the event of strike, lockout, labor trouble, civil
          -------------
commotion, Act of God, or any other cause beyond a party's control (collectively "force majeure") resulting in Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, Landlord's performance shall be excused for the period of force majeure, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of force majeure, Tenant is delayed in performing any of its obligations under this Lease, other than Tenant's obligation to take possession of the Demised Premises on or before the Rental Commencement Date and to pay Rent and all other charges and sums payable by Tenant hereunder, Tenant's performance shall be executed for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

     40.  LANDLORD'S LIABILITY.  Landlord shall have no personal liability with
          --------------------
respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look solely to the equity of Landlord in and to the Building and the Land for satisfaction of Tenant's remedies, if any. It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to said Land and Building. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease. In any action or proceeding brought to enforce this obligation of Landlord to Tenant under this Lease, Landlord and Tenant agree that any final judgment or decree shall be enforceable against Landlord only to the extent of Landlord's interest in the Building, as aforesaid, and any such judgement or decree shall not be capable of execution against, nor be a lien on, any assets of Landlord other than its interest in the Building, as aforesaid.

     41.  LANDLORD'S COVENANT OF QUIET ENJOYMENT.  Provided Tenant performs the
          --------------------------------------
terms, conditions and covenants of this Lease, and subject to the terms and provisions hereof, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession of the Demised Premises, for the Lease Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming under Landlord.

     42.  GUARANTY.  In order to induce Landlord to execute this Lease, and for
          --------
other consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties identified as "Guarantors" on the signature page of this Lease (collectively, jointly and severally referred to as the Guarantors") agree to enter into and simultaneously with the execution of this Lease have entered into a Guaranty in the form attached hereto as Exhibit
                                                                       -------
"H".
---

     43.  HAZARDOUS SUBSTANCES.  Tenant hereby covenants and agrees that Tenant
          --------------------
shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be generated, placed, held, stored, used, located or disposed of at the Project or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Demised Premises for general office and administrative purposes, but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use or production of such Hazardous Substances. For purposes of this Article 43, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, cost of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Demised Premises of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

     44.  SUBMISSION OF LEASE.  The submission of this Lease for examination
          -------------------
does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant and Guarantors.

     45.  SEVERABILITY. If any clause or provision of the Lease is illegal,
          ------------
invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

     46.  ENTIRE AGREEMENT.  This Lease contains the entire agreement of the
          ----------------
parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. This Lease is not in recordable form, and Tenant agrees not to record or cause to be recorded this Lease or any short form or memorandum thereof.

     47.  HEADINGS.  The use of headings herein is solely for the convenience of
          --------
indexing the various paragraphs hereof and shall in no event be considered in construing or interpreting any provision of this Lease.

     48.  BROKER.   Broker(s) (as defined in Article 1[p] is [are] entitled to a
          -------
leasing commission from Landlord by virtue of this Lease, which leasing commission shall be paid by Landlord to Broker(s) in accordance with the terms of a separate agreement between Landlord and Broker(s). Tenant hereby authorizes Broker(s) and Landlord to identify Tenant as a tenant of the Building and to state the amount of space leased by Tenant in advertisement and promotional materials relating to the Building. Tenant represents and warrants to Landlord that (except with respect to any Broker[s] identified in Article 1[p] hereinabove, which has [have] acted as agent for Tenant [and not for Landlord] in this transaction) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Demised Premises and that (except with respect to any Broker[s] identified in Article 1[p] hereinabove) no commissions, fees or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson or other person as a result of any act or agreement of Tenant. Tenant agrees to indemnify and hold Landlord harmless for all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees an court costs) suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant's failure to pay commissions, fees or compensation due to any broker who represented Tenant, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Broker[s] identified in Article 1[p] hereinabove) claiming to have dealt with Tenant, whether or not such claim is meritorious. The parties hereto do hereby acknowledge and agree that Meadows & Ohly, Inc. has acted as agent for Landlord in this transaction and shall be paid a commission by Landlord in connection with this transaction pursuant to the terms of a separate written commission agreement. Meadows & Ohly, Inc. has not acted as agent for Tenant in this transaction. Landlord hereby warrants and represents to Tenant that Landlord has not dealt with any broker, agent or finder other than Meadows & Ohly, Inc. in connection with this Lease and, Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all loss, damage, liability, claim, judgment, cost or expense (including, but not limited to, reasonable attorneys' fees and court costs) that may be incurred or suffered by Tenant because of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder claiming to have represented Landlord.

     49.  GOVERNING LAW.  The laws of the State of Georgia shall govern the
          -------------
validity, performance and enforcement of this Lease.

     50.  AUTHORITY.  If Tenant executes this Lease as a corporation, each of
          ---------
the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly incorporated or duly qualified (if a foreign corporation) corporation and if fully authorized and qualified to do business in the State in which the Demised Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. If Tenant signs as a partnership, joint venture or sole proprietorship or other business entity (each being herein called "Entity"), each of the person executing on behalf Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Entity, that Tenant has full right and authority to enter into this Lease, that all persons executing this Lease on behalf of the Entity are authorized to do so on behalf of the Entity, and that such execution is fully binding upon the Entity and its partners, joint venturers or principals, as the case may be.
Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by Landlord, required by the jurisdiction in which the Demised Premises is located, to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Demised Premises.

     51.  JOINT AND SEVERAL LIABILITY.  If Tenant comprises more than one
          ---------------------------
person, corporation, partnership or other entity, the liability hereunder of all such persons, corporations, partnerships or other entities shall be joint and several.

     52.  SPECIAL STIPULATIONS.  The special stipulations attached hereto as
          --------------------
Exhibit "G" are hereby incorporated herein by this reference as though fully set
-----------
forth (if none, so state). To the extent the special stipulations conflict with or are inconsistent with the foregoing provisions of this Lease or any exhibit to this Lease, the special stipulations shall control.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.


                              LANDLORD:


                              PAVILION PARTNERS, L.P.
                              By:    Bentley Investments, Inc., general partner

                              By:    /s/ Katherine D. Andres
                                     -------------------------------------------

                              Title: Secretary
                                     -------------------------------------------

                                     [CORPORATE SEAL]



                              TENANT:

                              QUALITY DIAGNOSTIC CARDIOLOGY SERVICES, INC.

                              By:    /s/ Jeffrey T. Arnold
                                     -------------------------------------------
                                     President

                                     [CORPORATE SEAL]
                                     (if appropriate)



                              GUARANTORS:


                              (SEAL)
                              Name:  /s/ Jeffrey T. Arnold
                                     -------------------------------------------


                              (SEAL)
                              Name:  ___________________________________________

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

                                  TRACT ONE:
                                  ----------

All that tract or parcel of land lying and being in Land Lot 17 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

To find the point of beginning, begin at a point located at the intersection of the northern right of way line of Lake Hearn Drive (60-foot right of way) and the line dividing Land Lot 17 of the 17th District, Fulton County, Georgia, and Land Lot 329 of the 18th District, DeKalb County, Georgia; thence running along the northern right of way line of Lake Hearn Drive south 89 degrees 39 minutes 30 seconds west, 254.49 feet to a point and the point of beginning; thence running along the northern right of way line of Lake Hearn Drive south 89 degrees 39 minutes 30 seconds west, 590.38 feet to an iron pin; thence leaving the northern right of way line of Lake Hearn Drive and running north 00 degrees 01 minutes 35 seconds west, 420.26 feet to an iron pin located on the southeastern right of way line of Interstate Highway No. 285; thence running along the southeastern right of way line of Interstate Highway No. 285 the following courses and distances: north 56 degrees 56 minutes 10 seconds east,
86.42 feet to a point; north 69 degrees 19 minutes 30 seconds east, 184.42 feet to a point; north 69 degrees 20 minutes 30 seconds east, 89.0 feet to a point; north 69 degrees 32 minutes east, 290.8 feet to an iron pin; and south 76 degrees 29 minutes 30 seconds east, 54.11 feet to a point; thence leaving said right of way line of Interstate Highway No. 285 and running south 21 degrees 12 minutes 15 seconds west, 66.10 feet to a point; thence running south 00 degrees 25 minutes 28 seconds east, 466.17 feet to a point; thence running south 58 degrees 48 minutes 27 second west, 50.14 feet to a point; thence running south 00 degrees 22 minutes 59 seconds east, 95.70 feet to the point of beginning.

All as is more particularly described and delineated in that survey prepared by Watts & Browning Engineers, dated December 5, 1985, last revised November 8, 1993, bearing the seal of G.M. Gillespie, Georgia registered land surveyor no. 2121.

Together with those easements as set forth in that Easement and Maintenance Agreement Peachtree Dunwoody Pavilion, dated August 31, 1992, by and between Trustees under Declaration of Trust, dated October 8, 1984, as amended, of EQK Realty Investors I, a Massachusetts Business Trust, and Computer Generation Incorporated, a Delaware Corporation, recorded at Deed Book 15695, commencing at page 208, records of the Clerk of the Superior Court, Fulton County, Georgia.

                                  EXHIBIT "B"

                                  FLOOR PLAN
                                  ----------

                                  EXHIBIT "C"

                          TENANT ACCEPTANCE AGREEMENT
                          ---------------------------

This Agreement made this _____ day of __________, 199___ between PAVILION PARTNERS, L.P., a Georgia limited partnership (hereinafter referred to as "Landlord") and QUALITY DIAGNOSTIC CARDIOLOGY SERVICES, INC. (hereinafter referred to as "Tenant").

                             W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a Lease, dated ____________, 199____, (hereinafter referred to as the "Lease") for Suite 370 (hereinafter referred to as the "Premises") in the building located at 1100 Lake Hearn Drive, Atlanta, Georgia 30342.

NOW, THEREFORE, pursuant to the provisions of the Lease, Landlord and Tenant mutually agree as follows:

Capitalized terms not defined herein shall have the meanings set forth in the Lease.

The Commencement Date of the Lease Term is November 1, 1996. The Expiration Date of the Lease Term is March 31, 2001. The Rentable Area of the Premises is 2,093 Square Feet.

Tenant is in possession of, and has accepted, the Premises demised by the Lease, and acknowledges that all the work (including the Work) to be performed by the Landlord in the Premises as required by the terms of the Lease has been satisfactorily completed, except for the items set out on the attached Exhibit C-1. Tenant further certifies that all conditions of the Lease required of Landlord as of this date have been fulfilled and there are no defenses or setoffs against the enforcement of the Lease by Landlord.

IN WITNESS WHEREOF, the parties hereto have duly executed and sealed this Agreement, as of the date and year first above stated.

                         LANDLORD:

                         PAVILION PARTNERS, L.P.

                         By: Bentley Investments, Inc., its general partner

                         By: _____________________________________

                             Title: ______________________________

                                    (CORPORATE SEAL)

                         TENANT:

                         QUALITY DIAGNOSTIC CARDIOLOGY SERVICES, INC.

                         By: _____________________________________
                             Jeffrey T. Arnold

                         Title: President
                                ----------------------------------

                         Attest:__________________________________
                         Title:___________________________________

                                      (CORPORATE SEAL)

                                 EXHIBIT "C-1"


As of this _______ day of ___________, 199___, the following punchlist items remain to be completed: (If "none", so state.)





Tenant Name:                                       Initial:
                                                   -------

QUALIT DIAGNOSTIC CARDIOLOGY SERVICES, INC.        ________Landlord

Suite Number:  370                                 ________Tenant

                                  EXHIBIT "D"

                         TENANT IMPROVEMENT AGREEMENT
                         ----------------------------


THIS AGREEMENT made as of the 16th day of September, 1996 between Pavilion Partners, L.P., Georgia Limited Partnership ("Landlord") and Quality Diagnostic Cardiology Services, Inc. ("Tenant").

     Reference is made to the Lease Agreement dated September 16, 1996 (the "Lease") for premises known as Suite 370 (the "Premises"), located at 1100 Lake Hearn Drive, which property is more particularly described in the Lease.

     The terms "Plans", "Work", "Space Plan", "Working Drawings", "Finish Selections" and "Landlord's Space Planner" are defined in Section XIII, below. Capitalized terms not defined in this Agreement shall have the meanings set forth in the Lease.

     I.     BASIC TERMS

            A.   Space Planner:  Helmer Ropp Design Associates, Inc.

            B. Date to Complete Planning: September 15, 1996 (including any Space Plan, Working Drawings and Finish Selections).

            C. Date to Substantially Complete Work: Commencement Date under the Lease, as adjusted pursuant to this Agreement.

            D. Improvement Allowance Provided by Landlord: As per Paragraph 1(n) of the herein Lease.

            E.   Number of Space Plan Revisions included in the Improvement
                 Allowance: Two.

            F.   Number of Working Drawing Revisions included in the Improvement
                 Allowance: One.

     II. BASIC AGREEMENT. On or before the "Date To Complete Planning" described above, Tenant shall: (a) provide Space Planner with all information concerning Tenant's requirements in order for Space Planner to prepare the Plans, and (b) arrange for Space Planner to prepare the Plans, and obtain Landlord's written approval thereof. However, Tenant shall not be responsible for delays caused solely by Landlord or Landlord's Space Planner, as further described in Section III, below.

     On or before the Commencement Date set forth in Article 1 of the Lease, Landlord shall substantially complete the Work shown on the final approval Plans. However, Landlord shall not be responsible for delays caused by Tenant or Tenant's agents or employees and as further described in Section IV, below.

     As a part of the Improvement Allowance, Landlord shall bear the cost of the Plans (including any engineering reports, or other studies or tests in connection therewith, but excluding any furniture planning) provided that the cost of the Plans together with the costs of Space Plan Revisions (as stipulated I.E. above) and Working Drawing Revisions (as stipulated in I.F. above) shall not exceed the Improvement Allowance. Tenant shall bear any costs of the Plans over the Improvement Allowances set out above, all costs in connection with designing non-building standard items, and all costs of subsequent changes, additions, and modifications to the plans.

     Landlord shall bear the cost of the Work (including the cost of building permits and sales tax) up to the Improvement Allowance described above (if any), less that part of the Improvement Allowance (if any) applied to the cost of the Plans, and Tenant shall bear any costs over such amounts.

     III. DELAYS IN PLANNING. The Commencement Date under the Lease shall be postponed on a day for day basis by the number of days occurring after the "Date to Complete Planning" described above until the date the Final Plans, including any revisions reasonably required by Landlord pursuant to Section V and revisions by Tenant to reduce Tenant's Cost pursuant to Section IX, are approved (collectively called "Delays in Planning"). However, the Rental Commencement Date shall be postponed only to the extent that substantial completion of the Work is delayed beyond the Commencement Date set forth in the Lease Summary of the Lease as a result of one or more of the following events (collectively called "Landlord Delays"):

            A. Landlord takes more than five (5) working days to approve or disapprove the Plans or revisions thereof after receiving the same (or such longer time as may be reasonably required in order to obtain any engineering or HVAC report or due to other special or unusual features of the Work or Plans);

            B. Landlord's Space Planner takes more than five (5) working days to meet with Tenant after receiving a written request for a meeting, or takes more than seven (7) working days to prepare or revise the Plans after meeting with Tenant and receiving all information from Tenant required in order to do so (provided this provision shall apply only if Tenant uses "Landlord's Space Planner" as described in Section XIV below to prepare the Plans); or

            C. Landlord takes more than thirty (30) working days to provide Tenant with cost estimates after receiving Plans sufficiently detailed for such purposes (provided this provision (c) shall only apply if Landlord elects to provide cost estimates under
                Section IX below).

     IV.    DELAYS IN CONSTRUCTION.

            A. Lease shall be postponed for each day that Landlord fails to substantially complete the Work thereby as a result of strikes, acts of God, shortages of materials or labor, governmental approvals or requirements, the various causes set forth below, or any other causes beyond Landlord's reasonable control.

            B. The Commencement Date, but not the Rental Commencement Date, shall be postponed as a result of one or more of the following (collectively called "Tenant Delays"):

            (1) Delays in Planning as described above (except for Landlord
                Delays);

            (2) Tenant's requests for changes to the Work or Change Orders under
                Section VIII, or

            (3) Tenant's failure to furnish an amount equal to Landlord's reasonable estimate of Tenant's Cost (if any) within 10 days, as described in Section IX (which shall give Landlord the absolute right to postpone the Work until such amount is furnished to Landlord);

            (4) Tenant's requirement of any upgrades, special work or other non-
                building standard items, or items not customarily provided by Landlord to office tenants, to the extent that the same involve longer lead times, installation times, delays or difficulties in obtaining building permits, requirements for any governmental approval, permit or action beyond the issuance of normal building permits (as described in Section VI), or other delays not typically encountered in connection with Landlord's standard office improvements;

            (5) The performance by Tenant or Tenant's agents or employees of any work at or about the Premises, or

            (6) any act or omission of Tenant or Tenant's agents or employees, or any breach by Tenant of any provision contained in this Agreement or in the Lease, or any failure of Tenant to cooperate with Landlord or otherwise act in good faith in order to cause the Work to be designed and performed in a timely manner.

     V. LANDLORD'S APPROVAL OF PLANS. Landlord shall either approve any Plans or revisions submitted pursuant to this Agreement or disapprove the same with suggestions for making the same acceptable within the time required under
Section III. Except as otherwise provided herein, Landlord shall not unreasonably withhold approval if the Plans provide for a customary office layout, with finishes and materials generally conforming to building standard finishes and materials currently being used by Landlord at the Building, are compatible with the Building's shell and core construction, and if no modifications will be required for the Building's electrical, heating, air-conditioning, ventilation, plumbing, fire protection, life safety, or other systems or equipment, and will not require any structural modifications to the Building, whether required by heavy loads or otherwise. Landlord may request that Tenant approve Landlord's suggested changes in writing (such approval not to be unreasonably withheld), or Landlord may arrange directly with Space Planner for revised Plans to be prepared incorporating such suggestions (in which case, Tenant shall sign or initial the revised Plans and/or Landlord's notice) concerning the suggested changes, if requested by Landlord). Landlord's approval of the Plans shall not be deemed a warranty as to the adequacy or legality of the design, and Landlord hereby disclaims any responsibility or liability for the same. Anything to the contrary notwithstanding, Landlord may in its absolute discretion elect to disapprove any proposed Plans which show (i) the rentable area of the Premises being more than ten percent (10%) smaller than the Rentable Floor Area of Demised Premises, as defined in Article 1 of the Lease; and (ii) any reduction in the rentable area of the Premises from the Rentable Floor Area of the Demised Premises indicated in Article 1 of the Lease where such reduction results in a space remaining between Tenant's space and any other party wall, exterior wall or corridor partition, which in the sole opinion of Landlord, would leave an unusable or unleaseable area due to its size, configuration or location. Furthermore, in the event that the proposed Plans show a rentable area of the Premises greater than the Rentable Floor Area of the Demised Premises as set forth in Article 1 of the Lease, Landlord may, in its absolute discretion, elect to disapprove such Plans if the configuration of the Premises shown on such Plans infringes on any area of the Building reserved for others, being designed for others, or being constructed for others, or to the extent that such increase leaves a remaining unleased area which, in the sole opinion of Landlord, would be unleaseable due to its location, size or configuration.

     VI. GOVERNMENTAL APPROVAL OF PLANS. Landlord shall apply for any normal building permits required for the Work which are issued pursuant to a local building code as a ministerial matter. If the Plans must be revised in order to obtain such building permits, Landlord shall promptly notify Tenant. In such case, Tenant shall promptly arrange for the plans to be revised to satisfy the building permit requirements and shall submit the revised Plans to Landlord for approval as a Change Order under Section VIII. Landlord shall have no obligation to apply for any zoning, parking or sign code amendments, approvals, permits or variances, or any other governmental approval, permit or action (except normal building permits as described above). If any such other matters are required, Tenant shall promptly seek to satisfy such requirements or revise the Plans to eliminate such requirements. Delays in substantially completing the Work by the Commencement Date as a result of requirements for building permits or other governmental approvals, permits or actions shall affect the Commencement Date and the Rental Commencement Date to the extent provided in Section IV(B).

     VII. CHANGES AFTER PLANS ARE APPROVED. If Tenant shall desire any changes, alterations, or additions to the final Plans after they have been approved by Landlord, Tenant shall submit a detailed written request or revised Plans (the "Change Order") to Landlord for approval. If reasonable and practicable and generally consistent with the Plans theretofore approved, Landlord shall not unreasonably withhold approval, but all costs in connection therewith, including without limitation construction costs, permit fees, and any additional plans, drawing and engineering reports or other studies or tests, or revisions of such existing items, shall be paid for by Tenant as a Tenant's Cost under Section IX.

     VIII. UNUSED IMPROVEMENT ALLOWANCE. If all or any portion of any Improvement Allowance shall not be used, Tenant shall be entitled to the savings and Tenant shall receive a credit therefor to Base Rental.

     IX.    TENANT'S COST.

            A. Any amounts that Tenant is required to pay under this Agreement shall be referred to as "Tenant's Costs" herein. Tenant's Cost shall be deemed Additional Rental under the Lease. Tenant shall deposit the estimated amount of such Additional Rental with Landlord within 10 days after requested by Landlord. In connection with submitting any cost analysis to Tenant under this Section, Landlord may request Tenant's written approval of such analysis. Tenant shall not unreasonably withhold such approval, and shall approve or disapprove the same in writing within five (5) days after requested by Landlord. If Tenant reasonably disapproved any such analysis, Tenant shall meet with the Space Planner and eliminate or substitute items in order to reduce Tenant's Cost.

            B. Any cost analysis based on a Space Plan or so-called "pricing plan" will be preliminary in nature to the extent that: (1) Tenant thereafter makes changes in the Working Drawings or the Work, (2) overtime labor is required in order to substantially complete the Work by the Work Completion Date, (3) concealed conditions are encountered on the job site, (4) new legal requirements become effective following preparation of the estimate, or (5) there are strikes, acts of God, shortages of materials or labor, or other causes beyond Landlord's reasonable control.

     X.     COMPLETION.

            A. Landlord shall be deemed to have "substantially completed" the Work for purposes hereof if Landlord has caused all of the Work to be completed substantially except for Punchlist Items.

            B. Landlord reserves the right to substitute comparable or better materials and items for those shown in the Plans, so long as they do not materially and adversely affect the appearance or function of the Premises.

     XI. WORK PERFORMED BY TENANT. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents and contractors to enter the Premises prior to completion of the Work in order to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to completion of the Work, then such permission is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees working in harmony and not interfering with Landlord and Landlord's contractors in doing the Work or with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours oral or written notice to Tenant. Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, condition and provisions of the Lease (including, without limitation, all insurance requirements), except as to the covenant to pay Rent thereunder, and further agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any items of work constructed by Tenant or to other property of Tenant that may be placed in the Premises prior to completion of the Work, the same being at Tenant's sole risk.

     XII. LIABILITY. The parties acknowledges that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Plans will be free from errors or omissions, nor that the Work will be free from defects, and Landlord shall have no liability therefor.

     XIII.  CERTAIN DEFINITIONS.

            A. "Work" herein means the construction of the improvements shown on the final approved Plans, and any demolition, preparation or other work required in connection therewith, including without limitation, any work required to be performed outside the Premises in order to obtain building permits for the work to be performed within the Premises (if Landlord elects to perform such work outside the Premises).

            B. "Landlord's Space Planner" herein means the space planner (if any) regularly used by Landlord and with whom Landlord has a written contractual arrangement for space planning services at the Building.

            C. "Finish Selections" herein means the type and color of floor and wall coverings, wall paint and any other finishes.

            D. "Plans" herein means, collectively, any Space Plan, Working Drawings, or other plans, drawings or specifications, and Finish Selections (and in the event of any inconsistency between any of the same, or revisions thereto, the latest dated item approved by Landlord shall control). The Plans shall be signed or initialed by Tenant, if requested by Landlord.

            E. "Space Plan" herein means a preliminary floor plan, generally showing demising walls, corridor doors, interior partition walls and interior doors. The term "Space Plan" for purposes of this Agreement shall also refer to any so-called "pricing plan", i.e. a more detailed Space Plan, drawn to scale, showing: (1) any special walls, glass partitions or corridor doors, (2) any restrooms, kitchens, computer rooms, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special facilities or equipment, (3) communications system, indicating telephone and computer outlet locations, and (4) any other details or features reasonably required in order to obtain preliminary cost estimate as described in Section IX above, or otherwise reasonably requested by Landlord or Landlord's Space Planner.

            F. "Working Drawings" herein means fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, air conditioning, ventilating and heating), and shall include any applicable items described above for the Space plan, and if applicable; (1) electrical outlet locations, circuits and anticipated usage therefor, (2) reflected ceiling plan, including lighting, switching, and any special ceiling specifications, (3) duct locations for heating, ventilating and air conditioning equipment, (4) details of all millwork, (5) dimensions of all equipment and cabinets to be built in, (6) furniture plan showing details of space occupancy, (7) keying schedule, (8) lighting arrangement, (9) location of print machines, equipment in lunch rooms, concentrated file and library loadings and any other equipment or systems (with brand names wherever possible) which require special consideration relative to air conditioning, ventilation, electrical, plumbing, structural, fire protection, life - fire safety system, or mechanical systems, (10) special heating, ventilating and air conditioning equipment and requirements, (11) weight and location of heavy equipment, and anticipated loads for special usage rooms, (12) demolition plan, (13) partition construction plan, (14) Finish Selections, and any other details or features reasonably required in order to obtain a more firm cost estimate as described in Section IX, above, or otherwise reasonably requested by Landlord or Landlord's Space Planner.

     XIV. INCORPORATION INTO LEASE; DEFAULT. THE PARTIES AGREE THAT THE PROVISIONS OF THIS AGREEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Agreement, the latter shall govern and control. Any default by a party hereunder shall constitute a default by that party under the Lease and said party shall be subject to the remedies and other provisions applicable thereto under the Lease.

                            LANDLORD:

                            PAVILION PARTNERS, L.P.

                            By:  Bentley Investments, Inc., its general partner

                            By:  /s/ Katherine D. Andres
                                 -----------------------------------------------

                            Title: Secretary
                                   ---------------------------------------------

                            (CORPORATE SEAL)



                            TENANT: QUALITY DIAGNOSTIC
                                    CARDIOLOGY SERVICES, INC.

                            By:  /s/ Jeffrey T. Arnold
                                 -----------------------------------------------
                                 Jeffrey T. Arnold

                            Title:  President
                                    --------------------------------------------

                            Attest:  /s/ A. Nichols
                                     -------------------------------------------

                            Title: Secrertary
                                   ---------------------------------------------

                            (CORPORATE SEAL)

                                  EXHIBIT "E"

                             RULES AND REGULATIONS
                             ---------------------


1. No sign, picture, advertisement or notice visible from the exterior of the Demised Premises shall be installed, affixed, inscribed, painted or otherwise displayed by Tenant on any part of the Demised Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement or notice approved by Landlord shall be painted or installed for Tenant at Tenant's cost by Landlord or by a party approved by Landlord. No awnings, curtains, blinds, shares or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises without the prior consent of Landlord, including approval by Landlord of the quality, type, design, color and manner of attachment.

2. Tenant agrees that its use of electrical current shall never exceed the capacity feeders, risers or wiring installation.

3. The Demised Premises shall not be used for storage of merchandise held for sale to the general public. Tenant shall not do or permit to be done in or about the Demised Premises or Project anything which shall increase the rate of insurance on said Project or obstruct or interfere with the rights of other lessees of Landlord or annoy them in any way, including, but not limited to, using any musical instrument, making loud or unseemly noises, or singing, etc. The Demised Premises shall not be used for sleeping or lodging. No cooking or related activities shall be done or permitted by Tenant in the Demised Premises except with permission of Landlord. Tenant will be permitted to use for its own employees within the Demised Premises a small microwave oven and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. No vending machines of any kind will be installed, permitted or used on any part of the Demised Premises without the prior consent of Landlord. No part of said Project or Demised Premises shall be used for gambling, immoral or other unlawful purposes. No intoxicating beverage shall be sold in said or around the Project or Demised Premises without the prior written consent of Landlord. No area outside of the Demised Premises shall be used for storage purposes at any time.

4. No birds or animals of any kind shall be brought into the Building (other than trained seeing-eye dogs required to be used by the visually impaired). No bicycles, motorcycles or other motorized vehicles shall be brought into the Building.

5. The sidewalks, entrances, passages, corridors, halls, elevators and stairways in the Building shall not be obstructed by Tenant or used for any purposes other than those for which same were intended as ingress and egress. No windows, floors or skylights that reflect or admit light into the Building shall be covered or obstructed by Tenant. Toilets, wash basins and sinks shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish or other obstructing or improper substances shall be thrown therein. Any damage resulting to them, or to heating apparatus, from misuse by Tenant or its employees, shall be borne by Tenant.

6. Only one (1) key for the Demised Premises will be furnished to Tenant without charge. Landlord may make a reasonable charge for any additional keys. Only one (1) access card for the Building will be furnished to Tenant without charge. Landlord may make a reasonable charge for any additional access cards. No additional lock, latch or bolt of any kind shall be placed upon any door nor shall any changes be made in existing locks without written consent of Landlord and Tenant shall in each such case furnish Landlord with a key for any such lock. At the termination of the Lease, Tenant shall return to Landlord all keys and access cards furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys or access cards so furnished, Tenant shall pay to Landlord the cost thereof.

7. Landlord shall have the right to prescribe the weight, position, and manner of installation of heavy articles such as safes, machines and other equipment brought into the Building. No safes, furniture, boxes, large parcels or other kind of freight shall be taken to or from the Demised Premises or allowed in any elevator, hall or corridor except at times allowed by Landlord. No deliveries shall be made in passenger elevators. Tenant shall make prior arrangements with Landlord for use of freight elevator for the purpose of transporting such articles and such articles may be taken in or out of said Building only between or during such hours as may be arranged with and designed by Landlord. The persons employed to move the same must be approved by Landlord. No hand trucks, except those equipped with rubber tires and side guards, shall be permitted in the Building. No hand trucks shall be permitted in any passenger elevator. In no event shall any weight to be placed upon any floor by Tenant so as to exceed the design conditions of the floors at the applicable locations.

8. Tenant shall not cause or permit any gases, liquids or odors to be produced upon or permeate from the Demised Premises, and no flammable, combustible or explosive fluid, chemical, substance or item (including, without limitation, natural Christmas trees) shall be brought into the Building.

9. Every person, including Tenant, its employees and visitors, entering and leaving the Building may be questioned by watchman as to that person's business therein and may be required to sign such person's name on a form provided by Landlord for registering such person; provided that, except for emergencies or other extraordinary circumstances, such procedures shall not be required between the hours of 7:00 a.m. and 6:00 p.m., on all days except Saturdays, Sunday, and Holidays. Landlord may also implement a card access security system to control access during such other times. Landlord shall not be liable for excluding any person from the Building during such other times, or for admission of any person to the Building at any time, or for damages or loss or theft resulting therefrom to any person, including Tenant.

10. Unless agreed to in writing by Landlord, Tenant shall not employ any person other than Landlord's contractors for the purpose of cleaning and taking care of the Demised Premises. Cleaning service will not be furnished on nights when rooms are occupied after 6:30 p.m., unless, by agreement in writing, services is extended to a later hour for specifically designated rooms. Landlord shall not be responsible for any loss, theft, mysterious disappearance of or damage to, any property, however occurring. Only persons authorized by Landlord may furnish ice, drinking water, towels, and other similar services within the Building and only at hours and under regulations fixed by Landlord.

11. No connection shall be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord. All glass, locks and trimmings in or upon the doors and windows of the Demised Premises shall be kept whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Demised Premises, nor permit any noisome, noxious, noisy or offensive business.

12. If Tenant requires wiring for a bell or buzzer system, such wiring shall be done by the electrician of Landlord only, and no outside wiring persons shall be allowed to do work of this kind unless by the written permission of Landlord or its representatives. If telegraph or telephonic service is desired, the wiring for same shall be approved by Landlord, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated. The electric current shall not be used for power or heating unless written permission to do so shall first have been obtained from Landlord or its representatives in writing, and at an agreed cost to Tenant.

13. Tenant and its employees and invitees shall observe and obey all parking and traffic regulations as imposed by Landlord. All vehicles shall be parked only in areas designated therefor by Landlord.

14. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

15. Landlord shall have the right to change the name of the Building and/or the Project and to change the street address of the Building, provided that in the case of a change in the street address, Landlord shall give Tenant not less that 180 days' prior notice of the change, unless the change is required by governmental authority.

16. The directory of the Building will be provided for the display of the name and location of the tenants. And additional name which Tenant shall desire to place upon said directory must first be approved by Landlord, and if so approved, a reasonable charge will be made therefor.

17. Tenant, in order to obtain maximum effectiveness of the cooling system, shall lower and close the blinds (at not less than a 45 degrees angle) or drapes when the sun's rays are directly in windows of the Demised Premises. Tenant shall not remove the standard blinds installed in the Demised Premises. Tenant shall not place items on window sills in the Demised Premises.

18. Smoking is prohibited in the main building lobby, public corridors, elevator lobbies, service elevator vestibules, stairwells, restrooms and other common areas within the Building.

19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular lessee, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other lessee, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the other lessees of the Building.

20. These Rules and Regulations are supplemental to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

21. Landlord reserves the right to make such other and reasonable Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Buildings and the Land, and for the preservation of good order therein.

                                  EXHIBIT "F"

                 BUILDING MOVING POLICY/RULES AND REGULATIONS
                 --------------------------------------------


     The following rules pertain to (i) moving Tenant's furniture, equipment and supplies into or out of the Building, and (ii) the delivery of substantial amounts of equipment, furniture or supplies to existing tenants in the Building. Any movers that do not adhere to the following rules will not be allowed to enter the Building or will be required to discontinue the move.

     1. No move into or out of the Building shall take place during normal business hours of the Building. Moves must be scheduled after 5:30 p.m. on weekdays or during weekends and holidays.

     2. Building management must be notified at least ten (10) days prior to your proposed moving date in order to coordinate dates and the details of the move. A representative of the moving company must contact the management office at least five (5) days prior to the proposed moving date. The service elevator, which must be used for your move, will be available only if the management office has been timely notified.

     3. All moving company employees should be in uniform or wear some form of identification. All moving company employees must be bonded.

     4. There will be no smoking inside of the building by any employee of the moving company.

     5. Prior to the move, the moving company must submit a Certificate of Insurance naming Landlord as an additional insured. The moving company must carry insurance with at least the following coverage:

     (a)  Worker's compensation insurance in the amount of $100,000.

     (b) Comprehensive General Liability insurance shall include coverage for hazards on premises-operation, elevators, products and completed operations and also personal injury coverage and contractual liability coverage designating the assumption of liability under performance of the act of moving. Such insurance shall be in limits no less than $500,000 per person bodily; and $500,000 per occurrence for property damage. Property damage insurance shall be in broad form, including completed operations.

     (c)  An umbrella policy with a limit of $1,000,000 per occurrence.

     Each moving company transporting supplies, furniture, and/or equipment through the Building shall secure and present to the building manager a certificate reflecting these coverages at least twenty-four (24) hours before the move takes place. Please make sure your moving company meets the above requirements so they will be permitted to move your practice to the Building.

     6. The route to be followed in the Building during the move must be approved by Landlord. The moving company must provide and install adequate protective coverings on all vulnerable corners, walls, door facings, elevator cabs and other areas along the route to be followed during the move. These areas will be inspected for damage after the move.

     7. Clean masonite sections must be used as runners on all finished floor areas where heavy furniture or equipment is being moved with wheel or skid type dollies. The masonite must be at least one-fourth inch think. All sections of masonite should be taped to prevent sliding.

     8.   Do not stick duct tape onto the floors, walls, door jambs, or doors.

     9. All vendor and moving company boxes and cartons are to be removed from the premises by the vendor or moving company. They are not to be disposed of in the dumpster.

     10. It is the Tenant's responsibility to notify Landlord of items to be moved which are unusually large or heavy (in excess of 3,500 pounds) or which may require review by Landlord. Dimensions and weight may prohibit the safe transport and placement within acceptable structural guidelines. Any large items that cannot be placed in the service elevator will require special hoisting arrangements which will be made through the Landlord. Tenant's Moving company should include in the bid price to the Tenant any additional charges required for extra services which may need to be provided by the moving company to hoist large items.

     11. Access control personnel will be notified as to the move-in schedule and will monitor the progress of the move. Any changes in the move-in schedule must be reported to Landlord or Landlord's representative immediately. An emergency phone number will be required by the access control personnel for the moving company's supervisor and for the Tenant's representative responsible for coordinating the move.

     12. When ordering equipment, furniture, supplies, etc. at any time before or after your move, please specify "Inside Delivery" to your suite, because Landlord is not responsible for deliveries to your suite.

                                  EXHIBIT "G"

                             SPECIAL STIPULATIONS
                             --------------------


1.   Tenant Improvement Allowance.  Landlord shall provide a Tenant Improvement
     ----------------------------
     Allowance in the amount of $0.208 per usable square foot of space per month of the Lease term occurring from and after the Commencement Date. For example, if the Commencement Date is November 1, 1996, the Tenant Improvement Allowance will be Twenty Thousand, Three Hundred Six and 21/100 Dollars ($20,306.21) [$20,306.21 = 1,842 u.s.f. x $0.208/u.s.f./month of term x 53 months]. The Tenant Improvement Allowance shall be applied to the cost of space planning and for construction improvements. Any additional costs of the Tenant Improvements or Space Planning shall be payable by Tenant. The payment to be made by Landlord pursuant to this paragraph 1 shall be deemed to satisfy in full Landlord's obligation to provide a Tenant Improvement Allowance under the Lease.

                                  EXHIBIT "H"

STATE OF GEORGIA

COUNTY OF FULTON

                                   GUARANTY
                                   --------

          KNOW ALL MEN BY THESE PRESENTS:

          In consideration of the letting by Pavilion Partners, L.P. ("Landlord") to QUALITY DIAGNOSTIC CARDIOLOGY SERVICES, INC. ("Tenant") pursuant to a Lease Agreement dated _________________________ (the "Lease") of premises described therein, the delivery of which lease is conditioned upon the execution and delivery of this Guaranty, and the payment of One Dollar ($1.00) to the undersigned by Landlord, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the undersigned (hereinafter collectively called the "Guarantor") does hereby unconditionally guarantee the full, prompt and complete performance by Tenant of all of the terms, covenants, conditions and agreements contained in the Lease on the part of Tenant to be performed, including specifically, without limitation, the obligation to pay all rents and any other charges or obligations therein set forth, together with any and all renewal or renewals, extension or extensions, modification or modifications thereof, and substitution or substitutions therefor( all such obligations being hereinafter called the "Obligations").

          Guarantor waives presentment, demand, dishonor, notice of dishonor, protest, and all other notices whatsoever, including, without limitation, notices of acceptance hereof, of the existence or creation of the Obligations, and of all defaults, disputes or controversies with Tenant, and of the settlement, compromise or adjustment thereof. Guarantor agrees that Landlord shall have full authority, without obtaining the consent of, giving notice to, or affecting the liability of Guarantor, to make changes of terms, to extend time to pay, to release the whole or any part of the Obligations, to settle or compound differences for less than the full amount owing under the Lease, to accept notes, trade acceptances or any other form of obligation for the Obligations, to make arrangements or settlements in or out of court in the case of receivership, liquidation, readjustment, bankruptcy, reorganization, arrangement or an assignment for the benefit of creditors and to do anything, whether or not herein specified, which may be done or waived by or between Landlord and Tenant. The making of such arrangements, settlements, compromises, adjustments, extensions of time and so forth shall not diminish, discharge, modify, reduce extinguish or otherwise affect the liability of Guarantor hereunder for the full amount owing under the Lease. Guarantor further agrees that no act or omission on the part of Landlord shall in any way affect, impede or impair this guaranty.

          This guaranty shall be enforceable without Landlord having (i) to proceed against Tenant (any right to require Landlord to take action against Tenant as required by O.C.G.A. (S) 10-7-24 being hereby expressly waived) or
                      --------
against any security for any payments due under the Lease, or (ii) to exercise any of Landlord's remedies under the Lease; and shall be effective regardless of the solvency or insolvency of Tenant, any reorganization, merger or consolidation of Tenant, any change in the composition, nature, personnel or location of Tenant, or any bankruptcy, receivership, liquidation, reorganization or other proceeding involving Tenant.

          This guaranty shall be binding upon and enforceable against each person and entity executing this guaranty and upon the respective heirs, legal representatives, successors and assigns of each such person and entity. The liability of each person and entity executing this guaranty and the heirs, legal representatives, successors and assigns of each such entity and person hereunder is joint and several, primary and unconditional, and shall not be subject to any claim of offset, counterclaim or defense of Tenant.

          This guaranty shall be irrevocable, absolute and unconditional and shall remain in full force and effect as to Guarantor until such time as all of the Obligations shall have been paid or satisfied in full. No delay or failure on the part of Landlord in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Landlord of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Guarantor agrees that this guaranty shall not be affected by reason of assertion by Landlord against Tenant of any rights or remedies reserved to Landlord in the Lease, or by reason of any summary or other proceedings against Tenant, or by the amendment or modification of the Lease with or without notice to, or consent of, the Guarantor.

          This guaranty shall remain in full force and effect, and Guarantor shall continue to be liable for the payment of all amounts owing under the Lease in accordance with the original terms of the documents and instruments evidencing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against Tenant, and notwithstanding any modification, discharge or extension of the Obligations, any modification or amendment of any document or instrument evidencing any of the Obligations, any stay of the exercise by Landlord of any of its rights and remedies against Tenant with respect to any of the Obligations, or any cure of any default by Tenant under any document or instrument evidencing any of the Obligations, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Landlord.

          Landlord may, without notice of any kind, sell, assign or transfer the Lease, and in such event each and every immediate and successive assignee, transferee or holder of the Lease shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such person were herein by name specifically give such rights, powers and benefits, but Landlord shall have an unimpaired right to enforce this guaranty for its benefit as to so much of the Obligations as Landlord has not sold, assigned, or transferred.

          This guaranty has been made and delivered in the State of Georgia and shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

          Guarantor hereby submits to personal jurisdiction in the State of Georgia for the enforcement of this guaranty and waives any and all personal rights under the laws of the State of Georgia or the United States to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this guaranty. In the event that such litigation is commenced, Guarantor agrees that service of process may be made, and personal jurisdiction over Guarantor obtained, by the serving of a copy of the summons and complaint upon Guarantor at the following address:



          ________________________________

                 344 DeClaire Way
          --------------------------------

                 Marietta, GA  30067
          --------------------------------

Nothing contained herein shall prevent Landlord from bringing any action or exercising any rights against any security given to Landlord by Tenant or Guarantor, or against Guarantor personally, or against any property of Guarantor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement that the laws of the State of Georgia shall govern the rights and obligations of Guarantor and Landlord hereunder or of the submission made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the State of Georgia.

          Guarantor warrants and represents to Landlord that any financial statements heretofore delivered by Guarantor to Landlord were true and correct in all respects as of the date delivered to Landlord. At any time this Guaranty is in effect, Guarantor shall, upon ten (10) days prior written notice from Landlord, provide

Landlord with a current financial statement and financial statements of two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Guarantor, shall be audited by an independent certified public accountant.

          Guarantor agrees that Guarantor shall have no right to recover against Tenant by way of subrogation to the rights of Landlord on account of any payment by Guarantor to Landlord until all of the Obligations have been paid and satisfied in full, and Guarantor hereby waives, releases and relinquishes any such rights of subrogation to such extent.

          If Guarantor is a corporation, Guarantor and the persons executing this guaranty as officers of the Guarantor represent that Guarantor has full corporate authority to execute this guaranty and that the officers executing this guaranty are duly authorized to execute this guaranty on behalf of the corporation, and that there is no provision in its charter or bylaws that in any way conflicts with or prevents the execution, delivery or performance of this guaranty by Guarantor. Guarantor further represents that there is no provision of any other agreement by which Guarantor is bound that in any way conflicts with or prevents the execution, delivery or performance of this guaranty by Guarantor.

          IN WITNESS WHEREOF, Guarantor has executed, sealed and delivered this guaranty, all this 16th day of September, 1996.


                                             INDIVIDUAL


**Signed, sealed and delivered in the        /s/ Jeffrey T. Arnold    (SEAL)
                                             ------------------------
presence of:
                                             Name:  Jeffrey T. Arnold
                                                    ----------------------------
/s/ Jeanine M. Magnon
----------------------------------------
Unofficial Witness                           Address:  344 DeClaire Way
                                                       -------------------------

                                                       Marietta, GA 30067
                                             -----------------------------------
/s/ Vicki Baker
----------------------------------------
Notary Public
                                             -----------------------------------
My Commission Expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires March 9, 1999
----------------------------------------

(NOTARIAL SEAL)


**SIGNATURE IS TO BE WITNESSED BY AN INDIVIDUAL (AS UNOFFICIAL WITNESS) AND BY A NOTARY PUBLIC WHO SHOULD AFFIX HIS OR HER NOTARIAL SEAL AND INDICATE THE EXPIRATION DATE OF HIS OR HER COMMISSION BELOW THE SIGNATURE LINE